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                                                                  EXHIBIT 10.1.1

ABN AMRO Bank N.V.
as Agent for the Lenders and the Participants
June 20, 1997
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                              [NOVELLUS LETTERHEAD]

                                  June 20, 1997


ABN AMRO Bank N.V.,
as Agent for the Lenders and the Participants
101 California Street, Suite 4550
San Francisco, CA  94111-5813
Attn: Robin Yim


        Reference is made to the following:

               (1) The Credit Agreement dated as of June 9, 1997 (the "Credit Agreement") among Novellus Systems, Inc, ("Novellus"), ABN AMRO Bank N.V. ("ABN AMRO") and ABN AMRO Bank N.V., as agent for each "Lender" under the Credit Agreement (in such capacity, the "Credit Agreement Agent"); and

               (2) The Participation Agreement dated as of June 9, 1997 (the "Participation Agreement") among Novellus Systems, Inc, ("Novellus"), Lease Plan North America, Inc.("Lease Plan"), ABN AMRO and ABN AMRO Bank N.V., as agent for each "Participant" under the Participation Agreement (in such capacity, the "Participation Agent") (the Credit Agreement Agent and the Participation Agent, collectively referred to as "Agent").


        Novellus is hereby providing written notice to Agent that Novellus has received written notice from Varian Associates, Inc. ("Varian") that Applied Materials, Inc. ("Applied") filed a complaint (the "Complaint") captioned Applied Materials, Inc. v. Varian Associates, Inc., Case No. C-97 20523 RMW, on June 13, 1997 in the U.S. District Court for the Northern District of California, San Jose Division (the "Action"). In addition to the Complaint, Applied has also threatened to file suit against Varian as to certain other claims set forth in a letter, dated June 6, 1997 from Applied to Varian. The Complaint and the threatened suit against Varian alleges the infringement of the following specific United States Patents: (1) No. 5,496,455; (2) No. 5,171,412;
(3) No. 5,186,718; (4) No. 5,540,821; (5) No. 5,607,776; and (6) No. 5,427,666
(collectively, the "Applied Patents"). The patent infringement claimed or threatened by Applied allegedly involves Varian technology and intellectual property that Varian has agreed to sell and Novellus has agreed to buy pursuant to the terms of the Asset Purchase Agreement dated as of May 7, 1997 (the "Varian Purchase Agreement"). Upon consummation of the transactions set forth in the Varian Purchase Agreement, Applied may bring suit against Novellus (or join Novellus in the Action) based on some or all of the same facts and circumstances concerning the Applied Patents. Applied's threatened and current claims against Varian, Novellus or their respective affiliates or subsidiaries, as they relate to the Applied Patents shall be referred to collectively as the "Applied Dispute."

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ABN AMRO Bank N.V.
as Agent for the Lenders and the Participants
June 20, 1997
Page 2


        Novellus and Varian have entered into a First Amendment to Asset Purchase Agreement dated as of June 20, 1997 (the "First Amendment"), a Litigation Expense and Indemnification Agreement dated as of June 20, 1997 (the "Litigation Indemnification"), and a Joint Defense Agreement dated as of June 10, 1997 ("Joint Defense Agreement") to address the parties obligations and the allocation of costs regarding the Applied Dispute. Novellus represents and warrants that true, correct and fully signed copies of the Varian Purchase Agreement, the First Amendment, the Litigation Indemnification, and the Joint Defense Agreement are attached to this letter.

        The Credit Agreement and the Participation Agreement each require, as a condition precedent to ABN AMRO's obligation to advance any funds under the respective agreement, that all of the representations and warranties set forth in Section 4.01 of the Credit Agreement and Section 4.01 of the Participation Agreement, as applicable, shall be true and correct in all material respects. The representations and warranties include, without limitation, statements by Novellus as to litigation (Section 4.01(g)), patents and other rights (Section 4.01(n)), and that there not exist any event or condition which is reasonably likely to have a Material Adverse Effect (Section 4.01(s) (as defined in the Credit Agreement and in the Participation Agreement, as applicable).

        In order to induce ABN AMRO to proceed with an advance of funds under the Credit Agreement as requested by Novellus in its Notice of Borrowing to ABN AMRO dated June 17, 1997 (the "Notice"), Novellus hereby represents and warrants to Agent on behalf of itself and the Lenders and the Participants that, based on opinion of counsel, Novellus has adequate defenses based on noninfringement and/or invalidity, to all of the claims of the Applied Patents. Novellus further represents and warrants that the opinion of counsel will be an adequate defense to willful infringement for any future infringement by the Inova product line.

        Agent on behalf of itself and the Lenders and the Participants hereby acknowledges and agrees that it has received notice of the Complaint, the Action and the Applied Dispute. Agent on behalf of itself and the Lenders and the Participants hereby acknowledges and agrees that the Litigation Indemnification shall be subject to the confidentiality provisions of Section 8.11 of the Credit Agreement and Section 7.13 of the Participation Agreement.

        In light of the Applied Dispute, Novellus also wishes to update certain representations and warranties set forth in Section 4.01 of the Credit Agreement and Section 4.01 of the Participation Agreement. Specifically, the following representations and warranties are hereby modified to reflect, as if originally set forth therein, the Applied Dispute as described above concerning the Applied
Patents:

               Credit Agreement:            Section 4.01(g) (Litigation)

                                                   Section 4.01(h) (Title;

                                                   Section 4.01(n) (Patent and
                                                          Other Rights)

                                                   Section 4.01(s) (No Material

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ABN AMRO Bank N.V.
as Agent for the Lenders and the Participants
June 20, 1997
Page 3

                                                   Section 4.01(t) (Accuracy of

               Participation Agreement:     Section 4.01(g) (Litigation)

                                                   Section 4.01(h) (Title;

                                                   Section 4.01(n) (Patent and

                                                   Section 4.01(s) (No Material

                                                   Section 4.01(v) (Accuracy of

        Novellus acknowledges and agrees that if any of the representations or warranties made by Novellus in this letter agreement is subsequently determined by Agent to be false, incorrect, incomplete or misleading in any material respect, such determination shall constitute an "Event of Default" (as defined in the Credit Agreement and in the Participation Agreement, as applicable).

        This letter agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        This letter agreement shall constitute an amendment to the Credit Agreement and the Participation Agreement only as to the specific matters set forth herein. All references to the Credit Agreement or the Participation Agreement, in any document, shall mean the Credit Agreement or the Participation Agreement, as applicable, as amended hereby.

        This letter agreement shall be governed by the laws of the State of California, without reference to the conflicts of law rules thereof. This letter agreement shall survive the execution of the Credit Agreement, Participation Agreement and all related documents, notwithstanding any integration clause in any such document, and shall constitute a "Credit Document" under the

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ABN AMRO Bank N.V.
as Agent for the Lenders and the Participants
June 20, 1997
Page 4


Credit Agreement and an "Operative Document" under the Participation Agreement.

                                            Very truly yours,
                                            Novellus Systems, Inc.



                                            By:________________________________
                                                Name:__________________________
                                                Title:_________________________


        ABN AMRO, in its capacity as Lender, Participant, Credit Agreement Agent, and Participation Agent hereby agree to waive any default or Event of Default which may have occurred under the Credit Agreement or in the Participation Agreement only as it may relate to the Applied Dispute concerning the Applied Patents subject to the terms and provisions set forth in this letter agreement.

AGENT:

ABN AMRO Bank N.V.


By: ______________________
    Name: ________________
    Title: _______________


By: ______________________
    Name: ________________
    Title: _______________


                       [SIGNATURES CONTINUED ON NEXT PAGE]


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ABN AMRO Bank N.V.
as Agent for the Lenders and the Participants
June 20, 1997
Page 5


PARTICIPANT:

ABN AMRO BANK N.V.


By: ______________________
    Name: ________________
    Title: _______________


By: ______________________
    Name: ________________
    Title: _______________


AGENT:

ABN AMRO Bank N.V.


By: ______________________
    Name: ________________
    Title: _______________


By: ______________________
    Name: ________________
    Title: _______________


LENDER:

ABN AMRO BANK N.V.


By: ______________________
    Name: ________________
    Title: _______________


By: ______________________
    Name: ________________
    Title: _______________